Exhibit 10.7.2

Portions  of  this  exhibit  have  been  omitted   pursuant  to  a  request  for
confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks ("*****"), and the omitted text has been filed separately with the Securities and Exchange Commission.

                     CONTRACT AMENDMENT AGREEMENT (Number 1)

This Agreement is made this 30 day of November, 2004, between British Telecommunications plc whose registered office is at 81 Newgate Street, London EC1A 7AJ ("BT") and Playboy TV UK/Benelux Limited whose registered office is at Aquis House, Station Road, Hayes, Middlesex, UB3 4DX ("the Customer").

WHEREAS

      A. The Customer entered into a contract with BT in May 2004 for the provision of a combined compressed uplink and eurobird space segment service ("the Contract");

      B. The Customer wishes to amend the Contract with BT as described below;

      C. BT has agreed to amend the Contract on the terms and conditions set out below.

NOW IT IS HEREBY AGREED AS FOLLOWS:-

The Clauses and Conditions of the Contract shall be amended as set out below, such amendments to be effective from lst September, 2004.

      1. Schedule 1, Part D of the Contract the term "Total bit rate for the service" shall be deleted and replaced as follows:

            "Total bit rate for the Service: 17.5Mbit/s"

      2.    Schedule 2 of the Contract shall be amended as follows:

            The term "Charge" shall be deleted and replaced as follows

            "Charge: ***** for each 12 months from 1st September 2004 to the Expiry Date, save for the period from 1 August 2005 to 31 August 2005 when the Charge shall be reduced by ***** to *****"

      3. The Contract shall remain in full force and effect as amended by this Agreement.

      4. This Agreement may be executed in one or more parts by the parties on separate counterpart or facsimile copies each of which when so executed


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            by any party shall be an original  but all executed  counterpart  or facsimile copies shall together when delivered constitute but one agreement. This Agreement shall not be completed, delivered or dated until each party has received counterpart or facsimile copies validly executed by all other parties. The date of this Agreement shall be the date in the United Kingdom on which validly executed copies were received by all parties.

      5. This Agreement shall be governed and construed in accordance with English Law and the parties agree to submit to the exclusive jurisdiction of the English Courts.

For and on behalf of the Customer


Signed:  /s/ Andrew D Wren

Name & Title: Andrew D Wren, Company Secretary

For and on behalf of BT


Signed: /s/ John Cohen
       ---------------

Name & Title        John Cohen - Head of Solutions
              ------------------------------------------


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